# DROP SHIP ORDER

TT 6/28/04 1:31:18PM

**BILL TO:**
B

The Bernd Group
P.O. Box 2245
Dunedin, FL 34697

TAX #62-06-151968-40

(727) 736-2288 FAX (727) 736-2251

P.O. NUMBER: **QQ0605942** -69894A

**PO NUMBER MUST APPEAR ON ALL BILLING AND SHIPPING DOCUMENTS.**

ORDER DATE: 06/28/04

VENDOR NUMBER: 00-NOVITEC

VENDOR:
NOVINT TECHNOLOGY
Phone:
Fax [redacted]

**SHIP TO:**
LOCKHEED MARTIN
ATTN: P.O.# QQ0605942
PERRY TECHNOLOGIES
266 CASPAIN DR.
SUNNYVALE, CA 94809

CONFIRM TO:
WALTER

| DOCK DATE | SHIP VIA | F.O.B. | TERMS | CUST. S/O # | CUST. NO. |
|---|---|---|---|---|---|
| 07/02/04 | NON APPLICABLE | | NET 30 | 0069894 | PERRTEC |

| LN | ITEM NUMBER | UNIT | ORDERED | RECEIVED | BCK ORDER | UNIT COST | AMOUNT |
|---|---|---|---|---|---|---|---|
| 01 | NOVINT<br>ENHANCE MISSION AND EVALUATION SOFTWARE | EACH | 1.00 | 0.00 | 0.00<br>WHSE: 000 | 3,271.000 | 3,271.00 |

PLEASE SEND CONFIRMATION OF DOWNLOAD TO
[redacted]@BERNDGROUP.COM

[CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION.]

| | |
|---|---|
| Net Order: | 3,271.00 |
| Sales Tax: | 0.00 |
| Freight: | 0.00 |
| Order Total: | 3,271.00 |

**Terms and Conditions:**
Please confirm all prices, shipping requirements and specifications.
Accept as correct by acknowledging this purchase order.

**Ship only as instructed.**
You must assume all responsibility for all shipping costs, if you ship this order by another courier and the change has not been approved by The Bernd Group.

Mail all invoices to The Bernd Group at above "Bill to" address.
Invoices submitted must include the Purchase Order Number.

Buyer Signature: [redacted]

NOTE: _____ If checked, please see attached additional terms and conditions.

89

**The Bernd Group**
**1251 Pinehurst Road**
**P.O. Box 2245**
**Dunedin, FL 34697**
**Phone: 727-736-2288**
**Fax: 727-735-0909**
**www.berndgroup.com**

In consideration of the extension of credit, I authorize you to contact the references and bank below and to exchange information with other credit grantors. I also understand that any information exchanged will be held in strict confidence.

Signed: P.R. Bernd Date: 6-09-04

Pilar R.Bernd, President

## CREDIT REFERENCES

FEDERAL I. D NO. 59-2999351

DUN & BRADSTREET NO. 62-153-3652 D&B RATING: 2A2

**AmSouth Bank of Florida** Account No.: 3283041079
Trisha Geinzer, Branch Manager
1042 Main Street
Dunedin, FL 34698
AmSouth Phone Credit Services PH: (800) 933-9968
Fax: (205) 326-5210

**R.S.HUGHES CO. INC**
P. O. Box 261537
Tampa, FL 33685
Attn: Terri Misiak
Fax: (813) 881-1591

**W.W. GRAINGER, INC.**
Automated 24 Hour Credit Reference Line PH: (847) 647-2060
Acct. No. 832823658968

**LAB SAFETY SUPPLY**
P. O. Box 5004
Janesville, WI 53547-5004
Fax: (608) 757-4966
Acct. No. 0000309422

**CIRCLE IRON WORKS**
Attn. Credit Dept. P.O. Box 150
Dunedin, FL 34697
Fax: (727) 734-4283

DR-13
R. 01/04

FLORIDA DEPARTMENT OF REVENUE

# 2004 Florida Annual Resale Certificate for Sales Tax

THIS CERTIFICATE EXPIRES ON DECEMBER 31, 2004

| Business Name and Location Address | Registration Effective Date | Certificate Number |
| --- | --- | --- |
| THE BERND GROUP INC<br>1792 ROYAL OAK PL W<br>DUNEDIN FL 34698-2431 | 07/26/90 | 62-8011957594-3 |

This is to certify that all tangible personal property purchased or rented, real property rented, or services purchased on or after the above Registration Effective Date by the above business are being purchased or rented for one of the following purposes:

- Resale as tangible personal property.
- Re-rental as tangible personal property.
- Resale of services.
- Re-rental as real property.
- Incorporation into and sale as part of the repair of tangible personal property by a repair dealer.
- Re-rental as transient rental property.
- Incorporation as a material, ingredient, or component part of tangible personal property that is being produced for sale by manufacturing, compounding, or processing.

This certificate cannot be reassigned or transferred. This certificate can only be used by the active dealer or its authorized employees. Misuse of this Annual Resale Certificate will subject the user to penalties as provided by law. Use signed photocopy for resale purposes.

Presented to: ______________________ (insert name of seller on photocopy) (date)

Presented by: ______________________ Authorized Signature (Purchaser) (date)